As filed with the Securities and Exchange Commission on February 11, 2000.

                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              STREAMLINE.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3187302
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

      27 DARTMOUTH STREET, WESTWOOD, MASSACHUSETTS                    02090
        (Address of Principal Executive Offices)                    (Zip Code)

                             ----------------------

                 AMENDED AND RESTATED 1993 EMPLOYEE OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                             ----------------------

                               TIMOTHY A. DEMELLO
                        Chairman of the Board, President
                           and Chief Executive Officer
                              Streamline.com, Inc.
                                27 Dartmouth St.
                               Westwood, MA 02090
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (781) 407-1900
           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE

                             ----------------------

                                    Copy to:
                             WAYNE D. BENNETT, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE
------------------------------------- -------------------- --------------- ------------------- -------------------
                                                              Proposed          Proposed
              Title Of                                        Maximum           Maximum
             Securities                     Amount            Offering         Aggregate           Amount Of
               To Be                         To Be           Price Per          Offering          Registration
             Registered                   Registered         Share (1)           Price                Fee
------------------------------------- -------------------- --------------- ------------------- -------------------
Common Stock, $.01 par value per share      500,000           $7.9375          $3,968,750          $1,048
------------------------------------- -------------------- --------------- ------------------- ===================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on February 4, 2000.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by Streamline.com, a Delaware corporation (the "Company" or the "Registrant"), in connection with the registration of 500,000 shares of common stock, par value $0.01 per share of the Company ("Common Stock"), which are in addition to the 3,000,000 shares of common stock, par value $0.01 per share of the Company which were registered on the Company's Form S-8 filed on September 15, 1999 (File No. 333-87123) (the "Prior Registration Statement"). The shares registered by this Registration Statement include shares of the Company's Common Stock available for issuance to holders of options under the Beacon Home Direct, Inc. 1997 Stock Option Plan, which were assumed by the Registrant upon the effective time of a merger of a wholly owned subsidiary of the Registrant with and into Beacon Home Direct, Inc., which took place on January 5, 2000. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement, to the extent relating to the registration of the Shares and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

         *4.1 Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         *4.2.a Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         *4.2.b   Amendment No. 1 to the Amended and Restated By-Laws of the
                  Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         *4.3.a Amended and Restated 1993 Employee Option Plan, incorporated by reference to Exhibit No. 10.1 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.3.b    Amendment No. 1 to the Amended and Restated 1993 Employee
                  Option Plan.

         *4.4 Amended and Restated 1993 Director Option Plan, incorporated by reference to Exhibit No. 10.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         *4.5 1999 Employee Stock Purchase Plan, incorporated by reference to Exhibit No. 10.36 to the Registrant's Registration
                  Statement on Form S-1 (No. 333-76383).

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westwood, Commonwealth of Massachusetts, as of the 11th day of February 2000.

                                            STREAMLINE.COM, INC.

                                            By: /s/ Timothy A. DeMello
                                               ---------------------------
                                                Timothy A. DeMello
                                                Chairman, President and Chief
                                                 Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Timothy A. DeMello, Lauren A. Farrell, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 11th day of February 2000.


         SIGNATURE                                            TITLE

/s/ Timothy A. DeMello                   Chairman of the Board of Directors, Chief Executive Officer, and
-----------------------------            Director (principal executive officer)
Timothy A. DeMello

/s/ Edward Albertian                     President and Director (principal financial and accounting officer)
-----------------------------
Edward Albertian

/s/ J. Gregory Ambro                     Chief Financial Officer and Senior Vice President (principal
-----------------------------            financial and accounting officer)
J. Gregory Ambro

/s/ Mark A. Cohn                         Director
-----------------------------
Mark A. Cohn

/s/ Charles C. Conaway                   Director
-----------------------------
Charles C. Conaway

/s/ John P. Fitzsimons                   Director
-----------------------------
John P. Fitzsimons

/s/ Thomas O. Jones                      Director
-----------------------------
Thomas O. Jones

/s/ J. Daniel Nordstrom                  Director
-----------------------------
J. Daniel Nordstrom

/s/ Chris Sang                           Director
-----------------------------
Chris Sang

/s/ Michael A. Stein                     Director
-----------------------------
Michael A. Stein

                                         EXHIBIT INDEX

         *4.1 Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         *4.2.a Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         *4.2.b   Amendment No. 1 to the Amended and Restated By-Laws of the
                  Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         *4.3.a Amended and Restated 1993 Employee Option Plan, incorporated by reference to Exhibit No. 10.1 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.3.b    Amendment No. 1 to the Amended and Restated 1993 Employee
                  Option Plan.

         *4.4 Amended and Restated 1993 Director Option Plan, incorporated by reference to Exhibit No. 10.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         *4.5 1999 Employee Stock Purchase Plan, incorporated by reference to Exhibit No. 10.36 to the Registrant's Registration
                  Statement on Form S-1 (No. 333-76383).

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.